Power of Attorney Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Ilene Eskenazi,
Michael McGawn and Lauren Assaf-Holmes of Chipotle
Mexican Grill, Inc. (the ?Company?), with full power of substitution and re-substitution, acting individually, as the undersigned?s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1) obtain credentials (including codes or passwords) to
enable the undersigned to submit and file documents, forms
and information required by Section 16(a) of the Securities
Exchange Act of 1934, as amended (the ?Exchange Act?), or
any rule or regulation of the U.S. Securities and Exchange
Commission (?SEC?) via the Electronic Data Gathering and
Retrieval (?EDGAR?) system, including: (i) preparing, executing in the undersigned?s name and on the undersigned?s behalf and submitting to the SEC a Form ID (and any amendments thereto)
or any other documents necessary or appropriate to obtain
such credentials and legally binding the undersigned for
purpose of the Form ID or such other documents; and (ii)
enrolling the undersigned in EDGAR Next or any successor
filing system;
(2) act as an account administrator for the undersigned?s
EDGAR account, including: (i) appointing, removing and
replacing account administrators, technical administrators,
account users and delegated entities; (ii) maintaining the
security of the undersigned?s EDGAR account, including
modification of access codes; (iii) maintaining, modifying
and certifying the accuracy of information on the undersigned?s
EDGAR account dashboard; and (iv) taking any other actions
contemplated by Rule 10 of Regulation S-T;
(3) cause the Company to accept a delegation of authority
from the undersigned?s EDGAR account administrators and
authorize the Company?s EDGAR account administrators pursuant to that delegated entity designation to appoint, remove or
replace users for the undersigned?s EDGAR account;
(4) execute for, and on behalf of, the undersigned, in the
undersigned?s capacity as an officer and/or director of the
Company, Form 3, 4 or 5 relating to the Company in accordance with Section 16(a) of the Exchange Act and the rules and
regulations promulgated thereunder and Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended
(the ?Securities Act?);
(5) seek or obtain, as the undersigned?s representative and
on the undersigned?s behalf, information on transactions in
the Company?s securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to any attorney-in-fact and further approves and ratifies any such release of information;
(6) do and perform any and all acts for, and on behalf of,
the undersigned that may be necessary or desirable to prepare, complete and execute any such Form 3, 4 or 5 or Form 144 and any amendments thereto or other required reports and timely
file such forms or reports with the SEC and any stock exchange or similar authority as considered necessary or advisable under
Section 16(a) of the Exchange Act or Rule 144 under the Securities
Act; and
(7) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact?s sole discretion.
The undersigned hereby acknowledges that: (i) the foregoing attorneys-in-fact are serving in such capacity at the request of the undersigned; (ii) this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his or her discretion on information provided to such
attorney-in-fact without independent verification of such
information; (iii) any documents prepared and/or executed by any attorney-in-fact on behalf of the undersigned pursuant to this
Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact, in his or her sole discretion, deems necessary or advisable; (iv) neither the
Company nor any attorney-in-fact assumes (a) any liability for the undersigned?s responsibility to comply with the requirements of the Exchange Act or the Securities Act, (b) any liability of the undersigned for any failure to comply with such requirements or (c)
any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and (v) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned?s obligations under the Exchange Act or the
Securities Act, including, without limitation, the reporting requirements under Section 16(a) of the Exchange Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 or Form 144 with respect to the undersigned?s holdings of, and transactions in, securities issued by the Company, unless earlier revoked as to any attorney-in-fact by the undersigned in a signed writing delivered to such attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of May 26, 2026.
/s/ Fernando de Araujo Machado
Fernando de Araujo Machado
May 26th, 2026